Exhibit 99.1

Utz Quality Foods to Combine with Collier Creek Holdings to Form Utz Brands, Inc.

Transaction Introduces Utz as Publicly Listed Company After Nearly 100 Years as Family-Owned Business

Hanover, Pa., June 5, 2020 – Utz Quality Foods, LLC (“Utz” or the “Company”), a leading U.S. manufacturer of branded salty snacks, and Collier Creek Holdings (“Collier Creek”) (NYSE: CCH, CCH.U, CCH WS), a special purpose acquisition company, today announced that they have entered into a definitive agreement (the “Business Combination Agreement”) to combine and form Utz Brands, Inc. (“Utz Brands”). Utz Brands will be a leading pure-play snack food platform in the U.S. Upon the closing of the transaction, it is expected that Utz Brands will trade under the ticker symbol “UTZ” on the New York Stock Exchange.

Founded in 1921, Utz has grown to become the largest family-owned salty snack company in the U.S., with more than 40 years of consecutive Adjusted Net Sales growth. The Company’s iconic portfolio of authentic, craft, and better-for-you brands includes Utz, Zapp’s, Golden Flake, Good Health, and Boulder Canyon, among others. The Company operates 14 manufacturing facilities nationwide with a broad range of capabilities, producing a full line of potato chips, pretzels, cheese snacks, veggie snacks, pork skins, pub / party mix, and other snacks, including innovative better-for-you snacking options. After nearly a century as a family-owned business, this transaction will introduce Utz as a publicly listed company, with an anticipated initial enterprise value of approximately $1.56 billion or 11.6x its estimated 2021 Pro Forma Adjusted EBITDA of $134 million.

Collier Creek was co-founded by Chinh Chu, Roger Deromedi and Jason Giordano, who bring more than 80 years of combined investing and operating experience, with a focus on the consumer goods sector. Mr. Deromedi, who had a long and successful tenure as Chairman of Pinnacle Foods and, prior to that, as CEO of Kraft Foods, will become Chairman of Utz Brands. Utz Brands’ board of directors will be composed of a majority of independent directors under the applicable listing rules of the New York Stock Exchange.

Dylan Lissette, who has served as Utz’s CEO since 2013 and has worked at the Company for almost 25 years, will continue to lead the business along with the existing management team. Utz Brands will remain headquartered in Hanover, Pennsylvania.

Proceeds from the transaction are expected to be used primarily to repay existing borrowings at Utz. The Rice and Lissette family, the founding family and owners of Utz, will retain more than 90% of its existing equity stake, which will represent more than 50% ownership in Utz Brands upon completion of the transaction.

“As we approach our 100-year anniversary, we are excited to take this important step forward to position Utz for its next century of growth,” said Mr. Lissette. “This transaction enables Utz to continue its long-term growth plans and provides greater access to capital to fund organic and inorganic growth. We remain deeply committed to Utz’s continued success.”

Mr. Lissette continued: “We look forward to partnering with Roger and the seasoned team at Collier Creek as we leverage their experience in driving value creation in food platform companies. As a public company, I am confident that Utz will continue to grow its importance within the salty snack industry, bringing more of our brands to an ever-greater consumer audience across the U.S.”

“Utz Brands is a phenomenal business combination that meets all of the criteria we established when we launched Collier Creek,” said Mr. Deromedi. “It’s a leading platform in the attractive and growing salty snack category, with significant competitive advantages and multiple opportunities to accelerate growth and drive value creation. We are confident that by supporting Dylan and the talented management team with our proven operating playbook, Utz can become the fastest-growing pure-play branded snack platform of scale in the U.S. We look forward to working with the Utz team in the years ahead.”

“Our partnership with Utz is consistent with our philosophy of investing in high-quality, durable businesses with compelling growth opportunities,” said Mr. Chu. “This transaction delivers significant near-term value to our existing shareholders, and we are fully aligned with the Rice and Lissette family to drive long-term value creation in the future.”

Mr. Giordano added: “We look forward to working closely with Utz’s management to unlock meaningful value for all stakeholders by investing in innovation and marketing to delight consumers, expanding distribution into new retailers and geographies, broadening the Utz product offering, driving operational efficiencies, and capitalizing on strategic acquisition opportunities that further enhance Utz’s unique platform and brand portfolio.”

Key Transaction Terms

The transaction has been unanimously approved by the board of directors of Collier Creek, as well as the board of managers of Utz. The transaction is expected to close in the third quarter of 2020, subject to the satisfaction of customary closing conditions, including the approval of the shareholders of Collier Creek. Upon the closing of the transaction, Collier Creek will become a Delaware corporation and the name of Collier Creek will be changed to Utz Brands, Inc.

The Rice and Lissette family is retaining more than 90% of its existing equity stake, which will represent more than 50% ownership in Utz Brands upon closing of the transaction. The remaining ownership will be held by the public shareholders and sponsor of Collier Creek. In connection with the transaction, Collier Creek’s sponsor and directors will invest approximately $35 million alongside public investors via a private placement pursuant to the forward purchase agreements entered into concurrent with Collier Creek’s initial public offering.

Assuming no redemptions by the public shareholders of Collier Creek, the approximately $453 million in cash held in Collier Creek’s trust account, together with the $35 million private placement, will be used to pay cash consideration to the current Utz owners, pay transaction expenses, and reduce the Company’s existing indebtedness to approximately 3.1x estimated 2020 Pro Forma Adjusted EBITDA.

The transaction will be structured as an Up-C where the continuing Utz owners will retain common units of a partnership managed by Utz Brands and an equal number of non-economic voting shares in Utz Brands. Utz Brands will also enter into a customary tax receivable arrangement with continuing Utz owners, which will provide for the sharing of tax benefits relating to certain pre-combination tax attributes, as well as tax attributes generated by the transaction and any subsequent sales or exchanges by the continuing Utz owners of their equity interests, as those attributes are realized by Utz Brands.

A more detailed description of the transaction terms will be included in a current report on Form 8-K to be filed by Collier Creek with the U.S. Securities and Exchange Commission (“SEC”).

Goldman Sachs and Sageworth are acting as financial advisors to Utz. Citigroup, Credit Suisse, and BofA Securities are acting as capital markets advisors to Collier Creek. Citigroup and Credit Suisse are acting as lead financial advisors with BofA Securities and Nomura also serving as financial advisors to Collier Creek. Cozen O’Connor is acting as legal counsel to Utz and Kirkland & Ellis LLP is acting as legal counsel to Collier Creek.

Conference Call Information

Collier Creek's investor conference call and presentation discussing the transaction can be accessed by visiting www.netroadshow.com and entering the passcode Utz2020. A transcript of the call will also be filed by Collier Creek with the SEC.

About Utz

Founded in 1921, Utz is the largest family-owned salty snack company in the U.S., producing a full line of potato chips, pretzels, cheese snacks, veggie snacks, pork skins, pub / party mixes, and other snacks.

The company’s iconic brands, which include Utz®, Zapp's®, Golden Flake®, Good Health®, Boulder Canyon®, Hawaiian Brand®, Dirty®, Bachman®, Jax®, Wachusett®, Snikiddy®, Kitchen Cooked®, Snyder of Berlin®, and Tim’s Cascade®, among others, are distributed nationally through grocery stores, mass merchants, club stores, convenience stores, dollar/value stores, drug stores, gasoline stations, and other food retailers.

Based in Hanover, Pennsylvania, Utz operates fourteen manufacturing facilities located in Pennsylvania, Alabama, Arizona, Illinois, Indiana, Louisiana, Massachusetts and Washington, and distributes its products through over 1,600 Direct Store Delivery (DSD) routes and direct to customer warehouses.

For information about Utz and its products, please visit www.utzsnacks.com or call 1-800-FOR-SNAX.

About Collier Creek

Collier Creek is a special purpose acquisition company that completed its initial public offering in October 2018, raising $440 million in proceeds. Collier Creek was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Collier Creek was co-founded by Roger K. Deromedi, Chinh E. Chu, and Jason K Giordano, who bring over 80 years of combined investing and operating experience, with a focus on the consumer goods sector. Mr. Deromedi is the former Chairman of Pinnacle Foods and the former Chief Executive Officer of Kraft Foods. Mr. Chu and Mr. Giordano are Senior Managing Directors of CC Capital, a private investment firm. Collier Creek’s Class A common shares, units, and warrants trade on the NYSE under the symbols CCH, CCH.U, and CCH WS, respectively. For more information, please visit www.colliercreekholdings.com.

Additional Information about the Business Combination and Where to Find It

Collier Creek intends to file a registration statement with the SEC which will include a preliminary proxy statement and preliminary prospectus of Collier Creek in connection with the proposed business combination and, after the registration statement is declared effective, will mail a proxy statement/prospectus and other relevant documents to its shareholders. This press release does not contain all the information that should be considered concerning the business combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed business combination. Collier Creek’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, any amendments thereto, and the definitive proxy statement/prospectus in connection with Collier Creek’s solicitation of proxies for the special meeting to be held to approve the business combination, as these materials will contain important information about Utz and Collier Creek and the proposed business combination.

The definitive proxy statement/prospectus will be mailed to the shareholders of Collier Creek as of a record date to be established for voting on the business combination. Such shareholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a request to: Collier Creek Holdings, 200 Park Avenue, 58th Floor, New York, NY 10166, attention: Bradford Williams (williams@cc.capital).

Participants in the Solicitation

Collier Creek, Utz and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Collier Creek’s shareholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the business combination of Collier Creek’s directors and officers in Collier Creek’s filings with the SEC, including Collier Creek’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 12, 2020, and such information and names of Utz’s directors and executive officers will also be in the Registration Statement on Form S-4 to be filed with the SEC by Collier Creek, which will include the proxy statement/prospectus of Collier Creek for the business combination. Shareholders can obtain copies of Collier Creek’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Collier Creek Holdings, 200 Park Avenue, 58th Floor, New York, NY 10166, attention: Bradford Williams (williams@cc.capital).

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the business combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Collier Creek’s and Utz’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Collier Creek’s and Utz’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Collier Creek’s and Utz’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (2) the outcome of any legal proceedings that may be instituted against Collier Creek and Utz following the announcement of the business combination agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of Collier Creek or other conditions to closing in the business combination agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement or could otherwise cause the business combination to fail to close; (5) the amount of redemption requests made by Collier Creek’s shareholders; (6) the inability to obtain or maintain the listing of the post-business combination company’s common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that Utz or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed business combination, including those included in the section “Risk Factors”, and in Collier Creek’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Collier Creek considers immaterial or which are unknown. It is not possible to predict or identify all such risks. Collier Creek cautions that the foregoing list of factors is not exclusive. Collier Creek cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Collier Creek does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law.

Non-GAAP Financial Measures

This press release uses certain non-GAAP financial measures such as Adjusted Net Sales and Pro Forma Adjusted EBITDA. These non-GAAP financial measures should not be construed as alternatives to net income or net sales measured in accordance with accounting principles generally accepted in the U.S. (“GAAP”) as indicators of operating performance or as alternatives to cash flow provided by operating activities as a measure of liquidity (each as determined in accordance with GAAP). Other companies, including those in the snack industry, may calculate these non-GAAP financial measures differently from how they are calculated and used herein, reducing their overall usefulness. See Collier Creek’s investor presentation furnished on a current report on Form 8-K filed with the SEC on June 5, 2020 for a reconciliation of such non-GAAP financial measures to the most comparable GAAP measure. This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Collier Creek is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP measure without unreasonable effort. Consequently, neither this press release nor the presentation includes disclosure of estimated comparable GAAP measures and no reconciliation of the forward-looking non-GAAP financial measures is included.

Investor Contacts

Katie Turner

ICR

646-277-1228

Katie.Turner@icrinc.com

Media Contacts

Collier Creek:

Jonathan Keehner / Tim Ragones / Kate Thompson

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Utz:

Cory Ziskind

ICR

646-277-1232

Cory.Ziskind@icrinc.com